UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          SCHEDULE 14A
   Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]   Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement

[ ] Confidential - For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                  USA DEALERS AUCTION.COM, INC.
         (Name of Registrant as Specified in its Charter)


                            REGISTRANT
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.


   (1) Title of each class of securities to which transaction applies:


   (2) Aggregate number of securities to which transaction applies:


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:



[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

                  USA DEALERS AUCTION.COM, INC.
                NOTICE OF MEETING OF STOCKHOLDERS

Dear Stockholders:

     We cordially invite you to attend our Stockholders Meeting to be held on Monday, January 7, 2002 at 12:00 p.m. (registration will begin at approximately 11:00 a.m.), at 1650 Grand Avenue, San Marcos, California 92069. At the meeting we will:

     1.   Effectuate a reverse split of the Company's common stock;

     2. Ratify the issuance of shares pursuant to a stock purchase agreement entered into on November 13, 2001;

     3.   Ratify  the  agreement of merger between  USA  Dealers
          Auction.com, Inc. and Brands Shopping Network, Inc.; and

     4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

     Whether or not you plan to attend, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon, and complete, sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy card because your shares are registered in different names and addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of UDLA in street name and decide to attend the Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of UDLA shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically and only your vote will be counted. The prompt return of your proxy card will assist us in preparing for the Meeting.

     Stockholders who owned UDLA stock at the close of business on Monday, December 17, 2001 may attend and vote at the meeting. Stockholders are reminded that shares cannot be voted unless the signed proxy card is returned or other arrangements are made to have the shares represented at the meeting.

     We look forward to seeing you at the meeting.

                              Sincerely,

                              Al Tamasebi
                              President and CEO


San Marcos, California
December 5, 2001
                  USA DEALERS AUCTION.COM, INC.
                        1650 Grand Avenue
                  San Marcos, California 92069


                         PROXY STATEMENT

General Information

     This Proxy Statement is furnished to stockholders of USA Dealers Auction.com, Inc., a Nevada corporation, in connection with the solicitation by the Board of Directors of the Company of proxies in the accompanying form for use in voting at the Meeting of Stockholders of the Company to be held on January 7, 2002 at 12:00 p.m. (registration will begin at approximately 11:00 a.m.), at 1650 Grand Avenue, San Marcos, California 92069, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Meeting.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of the Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Solicitation and Voting Procedures

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

     The close of business on December 17, 2002 has been fixed as the record date for determining the holders of shares of Common
Stock of the Company entitled to notice of and to vote at the Meeting.

     As of the close of business on the Record Date, the Company had approximately 5,786,600 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether the stockholders have approved a matter, abstentions have the same effect as negative votes.

Deadline for Receipt of Stockholder Proposals

     For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to the Secretary of the Company. To be timely for the Company's 2002 Annual Meeting of Stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than January 15, 2002. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

     Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company not later than January 15, 2002 in order to be considered for inclusion in the Company's proxy materials for that meeting.
                           PROPOSAL I

                       REVERSE STOCK SPLIT

     The   Board  of  Directors  has  unanimously  approved,  and
recommends for stockholder approval, the effecting of a reverse stock split not greater than 1-for-8 (1:8) in the issued and outstanding shares of UDLA common stock.

Reasons For Approving A Reverse Stock Split

     There are various reasons for the proposed Reverse Split, the foremost of which is to increase the price of the Company's traded Common Stock, which the Board believes would foster confidence in the Company and assist it in obtaining financing on more favorable terms than otherwise might be available

     Another projected benefit of the Reverse Split would be a very substantial reduction in the transaction costs associated with trading in the Company's Common Stock. In most cases, trading costs include both "brokers" trading commissions and the "indirect cost" of "dealer markup," that is, the difference between the buying and selling prices of dealers in a given stock (the "bid-ask spread")

     Further, the Board of Directors believes that the reduction in the number of common shares outstanding, without any corresponding material alteration in the economic composition of the Company or the relative interests of the securities holders would thus likely enhance the public and institutional perception of the Company's Common Stock and thus increase investor interest. However, no assurance can be given that the market price of the Common Stock will increase in direct proportion to the ratio of the Reverse Split. A failure of the stock's trading price to completely reflect the mathematics of the Reverse Split would result in a reduction in the market value of the Company's securities, but, on the other hand, it is no less likely that the Reverse Split may result in a disproportionately increased value of the market value of the Company's Common Stock.

     There can be no assurance that the total market capitalization of the Common Stock after the proposed Reverse Stock Split will be equal to the total market capitalization before the proposed Reverse Stock Split or that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

Potential Effects of the Reverse Stock Split

     Pursuant to the Reverse Stock Split, each holder of shares of our Common Stock (the "Old Common Stock") immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer share of our Common Stock (the "New Common Stock") after consummation of the Reverse Stock Split. Although the Reverse Stock Split, will not, by itself, impact our assets or properties, the Reverse Stock Split could result in a decrease in the aggregate market value of our equity capital. The Reverse Stock Split will not result in some stockholders owning "odd-lots." All fractional share holdings shall be rounded up to whole numbers. For example, if a shareholder owns 100 shares of Old Common Stock, after an 8 to 1 Reverse Stock Split, that shareholder will now own 13 shares of New Common Stock, not 12.5 shares of New Common Stock.

     All outstanding options, warrants, rights and convertible securities will be appropriately adjusted for the Reverse Stock Split automatically on the effective date of the Reverse Stock Split. The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in us except for those stockholders who would receive cash in lieu of fractional shares. None of the rights currently accruing to holders of the Common Stock, options or warrants to purchase Common Stock or securities convertible into Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to one share of the Old Common Stock.

     We are currently authorized to issue a maximum of 50,000,000 shares of Common Stock. Although the number of authorized shares of Common Stock will not change as a result of the Reverse Stock Split, the number of shares of Common Stock issued and outstanding will be reduced to a number that will be approximately equal to (a) the number of shares of Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Stock Split, divided by (b) the applicable number (which will be up to 8 as determined by the Board) in accordance with the ratio of the Reverse Stock Split, and (c) increased by the rounding up of any fractional shares to whole shares. With the exception of the number of shares issued and outstanding, the rights and preference of the shares of Common Stock prior and subsequent to the Reverse Stock Split will remain the same. It is not anticipated that our financial condition, the percentage ownership of management, the number of our stockholders or any aspect of our business would materially change as a result of the Reverse Stock Split. Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split is not the first step in, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act. Additionally, the Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act as we will continue to be subject to the Exchange Act's periodic reporting requirements.

Increase of Shares of Common Stock Available for Future Issuance

     As a result of the Reverse Stock Split, there will be a reduction in the number of shares of our Common Stock issued and outstanding and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Stock Split (the "Increased Available Shares"). The Increased Available Shares may be used for any proper corporate purpose approved by the Board including, among others, future financing transactions.

Effectiveness of Reverse Stock Split

     In determining the ratio of the Reverse Stock Split, the Board will assess numerous factors including, but not limited to, analysis of the most recent fiscal quarter of the Company, general economic conditions, and the existing and expected marketability and liquidity of our Common Stock. The judgment of the Board regarding the ratio will be conclusive.

     Commencing on the date of the Reverse Stock Split, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split and each stockholder of record who owns a fewer number of shares of our Common Stock than the Reverse Stock Split ratio shall have his or her fractional shares rounded up to equal one whole share of New Common Stock. As soon as practicable after the filing date, stockholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how and when to surrender their certificates representing shares of Old Common Stock in exchange for certificates representing shares of New Common Stock. We intend to use Pacific Stock Transfer Company as our exchange agent in effecting the exchange of certificates following the effectiveness of the Reverse Stock Split.

                           PROPOSAL II

                     ISSUANCE OF SECURITIES

     UDLA executed a stock purchase agreement with Ashford Capital, LLC, a California limited liability company. The common stock of the Company was issued in accordance with an exemption from the registration provisions of Section 5 of the Securities Act of 1933, as amended, provided under Regulation D, Rule 506, and is subject to approval by a majority of the shareholders in a proxy statement to be field prior to the end of the year. Ashford purchased a total of 10,000,000 shares of its $0.001 par value common stock for a total of $43,125. Of this amount, the Company will receive $25,000 in cash and $18,125 in a promissory note. The promissory note is at an interest rate of 6% per annum for six months with the entire principal and accrued interest due on April 14, 2002. At the closing, the Company received $15,000 in cash and will receive the remainder upon the receipt of the shares and approval by shareholders.

     The Company intends to use the proceeds received from the stock purchase agreement to pay for legal and accounting fees associated with the Agreement of Merger, discussed below.

     The Board of Directors recommends a vote "FOR" the proposal.

                          PROPOSAL III

                       AGREEMENT OF MERGER

     On November 27, 2001, we entered into a Merger Agreement and Plan of Reorganization with Brands Shopping Network, a Nevada corporation, to consummate a reverse merger with us. We will issue one share of our $0.001 par value common stock for each share of the common stock of Brands, and we will therefore assume 100% ownership of Brands. As part of the Agreement, Brands will sign a two year consulting contract with BET Capital Corporation, a California corporation, for services valued at $10,000 per month, to be paid in registered shares via Form S-8. Also, 1,000,000 warrants will be issued to BET at a 75% discount from the average closing bid price for the 30 trading days following the effective date of the Agreement. In addition, we will be responsible for the registration of all the shares issued to
Ashford Capital, LLC. Additionally, we will pay $5,000 in consulting fees to an individual who is a shareholder of UDLA and $15,000 to an officer, director and shareholder of UDLA for consulting services.

Rights of Dissenting Shareholders

     Any stockholder is entitled to be paid the fair value of his or her shares in accordance with Section 92A.300 to 92A.500 of the Nevada Revised Statutes if the stockholder dissents to the Merger. Each holder of shares of our Common Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of UDLA Common Stock purchased by us for cash at their fair market value. The fair market value of UDLA shares of Common Stock will be determined as of the day before the first announcement of the terms of the Merger, excluding any appreciation or depreciation in consequence of the Merger.

     A holder who wishes to exercise dissenters' rights should deliver his or her written demand to the Company's transfer agent, Pacific Stock Transfer Company, 500 East Warm Street, Las Vegas, Nevada 89119, on or before 10:00 a.m. Pacific Daylight Time on December 15, 2001. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under NRS.

     In accordance with the regulations promulgated under the Securities Exchange Act of 1933, as amended, the authorization of the Merger will not become effective until twenty days after the Agreement is approved. Therefore, within ten days of the effective date of such approval, we must mail a written dissenter's notice of such approval (the "Dissenter's Notice") to all stockholders who asserted their dissenters' rights against the Merger, and must (a) state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) inform holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment; (d) set a date, not less than 30 nor more than 60 days after date notice is mailed, by which we must receive the demand for payment; and (e) send a full copy of NRS Sections 92A.300 through 92A.500.

     Pursuant to NRS Section 92A.470, we may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If we withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS Section 92A.480.

     A  dissenter  may  notify  the Company  in  writing  of  his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after the Company has made or offered payment for his shares.

     The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of our Common Stock. The Nevada Revised Statutes establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections, the full text of which is set out in Exhibit 3 to this Information Statement and consult his legal advisor.

     UDLA has reserved the right to abandon the merger if it decides that the number of stockholders exercising dissenters' rights exceeds an amount it deems acceptable in its sole and absolute discretion.

     The discussion contained herein is qualified in its entirety by and should be read in conjunction with the form of the Agreement and Plan of Merger.

     Communications with respect to dissenters' rights should be addressed to UDLA's transfer agent, Pacific Stock Transfer
Company, 500 East Warm Springs, Las Vegas, Nevada 89119

     Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Stock pursuant to the NRS. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Merger by UDLA or otherwise, he will not have the right to receive a cash payment for his Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

     The provisions of NRS Sections 92A.300 to 92A.500 are technical and complex. It is suggested that any shareholder who desires to exercise rights to dissent consult legal counsel, as failure to comply strictly with such provisions may lead to a loss of dissenters' rights. Sections 92A.300 to 92A.500 of the Nevada Revised Statutes ("NRS") give stockholders, who have not consented to the Merger the right to be paid in cash the fair value of their shares of common stock as determined by the Board of Directors of UDLA. In order to receive cash payment for their shares of common stock of the Company a dissenting shareholder must comply with the procedures specified by Section 92A.300 to 92A.500 of the NRS.

Summary Term Sheet

     We intend to merge with Brands Shopping Network, Inc., in a Merger Agreement and Plan of Reorganization, in which USA Dealers Auction.com, Inc. will be the surviving corporation and the separate corporate existence of Brands shall cease. The following are some of the questions about the Merger you, as one of our shareholders, may have and answers to those questions. We urge you to read this Proxy Statement, including the Merger Agreement that is attached hereto as Exhibit 2, carefully because the information in this summary is not complete.
Who Are We Merging with?

     We are merging with Brands Shopping Network, Inc., a Nevada corporation, through the Agreement.

Has the Board of Directors Approved the Merger?

     Yes.  The Merger Agreement was executed on December 5, 2001.
Our board of directors approved the Agreement, and all the transactions contemplated thereby as executed, and resolved to seek Shareholder approval therefore on such same date.

How will the Merger work?

     Brands  will  merge with and into UDLA, and we will  be  the
surviving   corporation.   However,  our  name  will  immediately
thereafter be changed to Brands Holdings, Inc.

Do I have the right to vote on the Merger?

     Yes, you do. That is one of the purposes of this proxy statement. We are soliciting your vote in favor of the Agreement.

Is  Your  Financial Condition Relevant to My Decision Whether  to
Vote for the Merger?

     Yes, we believe that it is. Although the surviving entity is expected to continue to operate the auction business, the business of our company will be expanded to include opportunities that arise in the view of management. UDLA has accumulated a deficit of $125,067 since our inception. Additionally, for the nine months ended September 30, 2001, we experienced a net cash outflow of $32,262. Our management believes that the merger with Brands will allow the Company to continue to operate, thereby preserving shareholder value.

How do I exchange my shares of common stock?

     You do not. You have the right to vote on the Merger, but there is no step that you are required to take.
How many shares will I have after the Merger?

     The Merger itself will have no impact of the number of shares you own. However, if approved by shareholders, the proposal to reverse split the common stock of UDLA on an up to 1-for-8 basis will reduce the number of shares you possess by a factor as determined by the Board of Directors.

What is the Conversion Ratio?

     Shares of Brands will be converted into shares of UDLA on a one for one basis.

Will the shares to be issued in the Merger be freely trading?

     The shares that are not currently freely trading will remain
restricted.    In   addition,  the  shares   issued   to   Brands
stockholders will also be considered restricted securities.

     The person and entities who obtain shares of our common stock under the Agreement were granted registration rights with respect to their shares of common stock. Although we intend to file a registration statement with respect to these shares, we cannot assure you that the Commission will declare that registration statement effective within a certain period of time, if at all.

     Even if the shares of common stock are registered, however, other restrictions will still apply. Certain securities may not be freely traded by affiliates, generally defined by the Commission as being in a control relationship with the issuer. None of the foregoing, however, will affect the status of the currently issued and freely trading shares of our common stock. We do not anticipate that the Merger will in any way affect the status of our shares that are currently freely trading.

When do you expect the Merger to be completed?

     We hope to complete the Merger as soon as possible, assuming that all the conditions to the closing of the Merger as set forth in the Merger Agreement are completed to the satisfaction of the parties.

What remedy do I have if I did not vote for the Merger?

     You have dissenting shareholders' rights to have your shares of stock redeemed at fair value if you dissent to the Merger and if you follow the procedures that are explained in more detail in herein.

What do I need to do in order to vote?

     After reading this document, you will need to execute the Proxy Card provided you herewith, and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the meeting and vote in person. There is no legal distinction between the two methods.

Who can help answer my questions?

     If you have more questions about the Merger you should contact:

          Jeffers, Shaff & Falk, LLP
          18881 Von Karman Avenue, Suite 1400
          Irvine, CA 92612
          Attention: Barry D. Falk

          Telephone No.: (949) 660-7700
          Facsimile No.: (949) 660-7799
     If you have questions about our business, you should contact:

          Brands Shopping Network, Inc
          110 Newport Center Drive, Suite 200
          Newport Beach, CA 92660
          Attention: Mark Doumani

          or

          USA Dealers Auction.com, Inc.
          1650 Grand Ave.
          San Marcos, CA  92069
          Attention: Al Tamasebi

Special Note Regarding Forward-Looking Statements

     Information  included  in this Proxy Statement  may  contain forward-looking statements within the meaning of, but without safe harbor under, Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Neither UDLA nor Brands undertakes an obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


                          OTHER MATTERS

     We do not know of any other matters to be submitted to the stockholders at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.


                       NUMBER OF DIRECTORS

     UDLA's Bylaws authorize the Board to fix the number of directors serving on the Board. Since April of 2000, the number of directors has been fixed at two. Each director holds office until the annual meeting of stockholders following the initial election or appointment of that director and until that director's successor has been duly elected and qualified, or until that director's earlier resignation or removal. Officers are appointed to serve at the discretion of the Board.

                      DIRECTOR COMPENSATION

     Board   members  are  reimbursed  for  reasonable   expenses
incurred in connection with attendance at meetings of the Board and of Committees of the Board.

     Each employee of UDLA who is also a director of UDLA does not receive any additional compensation for his service on the Board.


                SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows how much UDLA Common Stock is owned as of November 27, 2001 by each Director, each executive officer named in the Summary Compensation Table and all Directors and executive officers as a group. As of November 27, 2001, we are not aware of any other stockholders owning 5% or more of UDLA's Common Stock.

   Name       Position      Number of Shares       Percent of
                                 Owned         Outstanding Shares
 --------    ----------    ------------------  ------------------
                               ----------        --------------

    Al        President        3,300,000             58.24%
 Tamasebi

  Jarfar      Chairman           25,000              0.44%
 Taghavi

   Abol         Vice-            20,000              0.35%
  Parviz      President

  Joseph        Chief            20,000              0.35%
 Valenti      Financial
               Officer


                     EXECUTIVE COMPENSATION

Summary Compensation Table
-------------------------------------

     The following table reports the compensation paid or accrued during the last three fiscal years for the most highly paid UDLA executive officers. The officers of UDLA have agreed to defer compensation until the Company has generated positive cash flows.

                    Summary Compensation Table

                     Annual              Long-Term Compensation
                  Compensation
                 --------------        --------------------------
                 --------------        --------------------------

   Name and      Year Sala Bon  Other  Restr   Securi  LTIP   All
   Principal          ry   us   Annual icted   ties    Pay  Other
   Position                     Compen Stock   Under   outs Compen
                                sation Awards  lying        sation
                                               Options
                      ($)  ($)    ($)    ($)     (#)    ($)   ($)



Al Tamasebi,     2001   0    0      0     0       0       0     0
President

Jarfar Taghavi,  2001   0    0      0     0       0       0     0
Chairman

Abol Parviz,     2001   0    0      0     0       0       0     0
Vice-President

Joseph Valenti,  2001   0    0      0     0       0       0     0
CFO

Section 16(a) Beneficial Ownership Reporting Compliance
-----------------------------------------------------------------
------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires UDLA's officers, directors and persons who are the beneficial owners of more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the Securities and Exchange Commission. Officers, directors and beneficial owners of more than 10% of the Common Stock are required by Commission regulations to furnish UDLA with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms furnished to UDLA and certain written representations that no other reports were required, UDLA believes that, during the period from inception to December 31, 2000, all officers, directors and beneficial owners of more than 10% of the Common Stock complied with all Section 16(a) requirements.


          DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     If you want us to consider including a proposal in our Proxy Statement for our 2002 Annual Meeting of Stockholders you must deliver a copy of your proposal to UDLA's Secretary at our principal executive offices at 1650 Grand Avenue, San Marcos, California 92069 no later than January 15, 2002.

     If you intend to present a proposal at UDLA's 2002 Annual Meeting, but you do not intend to have it included in our 2002 Proxy Statement, you must deliver a copy of your proposal to UDLA's Secretary at our principal executive offices listed above no later than January 15, 2002 and no earlier than December 1, 2002. If the date of UDLA's 2002 Annual Meeting of Stockholders is more than 30 calendar days before or after the date of our 2001 Annual Meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the day we publicly announce the date of the 2002 Annual Meeting. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

THE BOARD OF DIRECTORS
Dated: December 5, 2001



 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                  USA DEALERS AUCTION.COM, INC.
                        1650 Grand Avenue
                  San Marcos, California 92069


     The undersigned stockholder of USA Dealers Auction.com, Inc., hereby acknowledges receipt of the Notice of Meeting of Stockholders and Proxy Statement, each dated December 5, 2001, and hereby appoints Al Tamasebi proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at UDLA's Meeting of Stockholders to be held on Monday, January 7, 2002, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on the following matters. The meeting will begin at 12:00 p.m. (registration will begin at 11:00 a.m.) at 1650 Grand Avenue, San Marcos, California 92069.

     This proxy will be voted as directed or, if no contrary direction is indicated, will be voted for the election of directors and as said proxies deem advisable on such other matters as may come before the meeting.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSALS 1, 2 AND
3.

1.   REVERSE STOCK SPLIT:

       For       Against    Abstain
    ---------   ---------  ---------
        -           -          -

      [   ]       [   ]      [   ]

2.   ISSUANCE OF SECURITIES:

       For       Against    Abstain
    ---------   ---------  ---------
        -           -          -

      [   ]       [   ]      [   ]

3.   AGREEMENT OF MERGER:

       For       Against    Abstain
    ---------   ---------  ---------
        -           -          -

      [   ]       [   ]      [   ]

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.  [   ]

--------------------- ---------------------  ---------------------
--------------------- ---------------------  ---------------------
(Signature)           (Print Name)           (Date)

--------------------- ---------------------  ---------------------
--------------------- ---------------------  ---------------------
(Signature)           (Print Name)           (Date)

Exhibit 3 - Stock Purchase Agreement

                    STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of November 13, 2001, by and between USA Dealers Auction.com, Inc., a Nevada Corporation (the "Seller"), and Ashford Capital, LLC, a California Limited Liability Company (the "Purchaser") or its assignees.

                            RECITALS

     WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, Ten Million
Shares  (10,000,000)  shares of Common Stock  (collectively,  the
"Shares") for the consideration set forth herein.

                            AGREEMENT

     NOW,    THEREFORE,   in   consideration   of   the    mutual
representations, warranties, covenants and agreements, and upon the terms and subject to the conditions hereinafter set forth, the parties hereby agree as follows:

                            ARTICLE I

                   TERMS OF PURCHASE AND SALE

     1.01.   Sale  of the Shares.  At the Closing (as defined  in
Section 1.03 hereof), subject to the terms and conditions set forth herein, the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller, the Shares.

     1.02. Purchase Price. Subject to the terms and conditions of this Agreement, in full payment of the purchase price for the Shares, the Purchaser shall pay to the Seller an amount equal to Twenty-five Thousand and No/100 Dollars ($25,000.00) in cash and a note for Eighteen Thousand One Hundred and Twenty Five ($18,125.00) due in 6 months at an interest rate of 6% annually (the "Purchase Price").

     1.03  Closing.

          (a)  The closing of the transaction contemplated hereby
(the "Closing") shall take place on the date first set forth above by the Purchaser and the Seller delivering to each other a signed copy of this Agreement.

          (b) At the Closing, subject to the terms and conditions set forth herein, the Purchaser shall pay and deliver to the Seller $15,000. The remainder of the Purchase Price will be delivered upon receipt of the shares, approval by majority shareholders.

          (c) At the Closing, subject to the terms and conditions set forth herein and following receipt by the Seller of the Purchase Price, the Seller shall deliver or cause to be delivered to the Purchaser stock certificates representing the Shares, duly endorsed in blank for transfer or accompanied by duly executed stock powers assigning the Shares in blank.

                           ARTICLE II

          REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller represents and warrants to the Purchaser as follows:

     2.01. Organization; Good Standing. USA Dealers Auction.com is a corporation duly organized, validly existing and in good standing under the laws of the Nevada, and USA Dealers Auction.com has all requisite corporate power and authority under such laws to carry on its business as now conducted.

     2.02. Liability Free Status. USA Dealers Auction.com is a corporation at present free from all liabilities including but not limited to notes, loans, debentures, liability instruments; employment obligations, options, warrants, or any other liability except as specified in Appendix A.

     2.03. Power and Authority; Effect of Agreement. The sale of the Shares, the execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Seller. This Agreement has been duly and validly executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller, enforceable against the Seller, in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and is subject to general principles of equity.

     2.04. No Conflict. The execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated herein will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with or constitute a default under (a) any provision of law, rule or regulation to which the Seller is subject, (b) any order, judgment or decree applicable to the Seller, (c) any provision of the charter documents of USA Dealers Auction.com or (d) any indenture, agreement or other instrument by which the Seller is bound.

     2.05.  Title to Shares.

          (a) The Shares will be duly and validly issued by USA Dealers Auction.com and will fully paid and non-assessable. The Seller warrants that the Shares are free and clear of any and all liens, security interests, pledges, mortgages, charges, limitations, claims, restrictions, rights of first refusal, rights of first offer, rights of first negotiation or other encumbrances of any kind or nature whatsoever (collectively, "Encumbrances").

          (b) Upon consummation of the Closing, without exception, the Purchaser will acquire from the Seller legal and beneficial ownership of, good and marketable title to, and all rights to vote, the Shares to be sold to the Purchaser by the Seller, free and clear of all Encumbrances.

                           ARTICLE III

         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Seller as follows:

     3.01. Organization; Good Standing. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite power and authority under such laws to carry on its business.

     3.02. Power and Authority; Effect of Agreement. The purchase of the Shares, the payment and delivery of the Purchase Price, the execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser, in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and is subject to general principles of equity.

     3.03. No Conflict. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated herein will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with or constitute a default under (a) any provision of law, rule or regulation to which the Purchaser is subject, (b) any order, judgment or decree applicable to the Purchaser, (c) any provision of the charter documents of the Purchaser or (d) any indenture, agreement or other instrument by which the Purchaser is bound.

     3.04. Accredited Investor. The Purchaser is an "accredited investor" as defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act").

     3.05. Purchase Entirely for Own Account. The Shares will be acquired for investment for the Purchaser's own account, not as a nominee or agent.

     3.06. No Advertisement. The Purchaser hereby acknowledges and agrees that neither the Seller nor any of their respective officers, directors, employees, shareholders, affiliates, attorneys, agents or advisors, has offered or sold the Shares to the Purchaser by any form of general solicitation or general advertising, including, but not limited to, (a) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                           ARTICLE IV

                    COVENANTS OF THE PARTIES

     4.01. Cooperation; Further Assurances. Prior to the Closing, the Seller and the Purchaser will use all reasonable efforts,  and  will  cooperate with each  other,  to  secure  all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required in order to comply with applicable state securities laws and to effectuate the transactions contemplated hereby, and will otherwise use all reasonable efforts to cause the consummation of such transactions in accordance with the terms and conditions hereof. At any time or from time to time after the Closing, at the request of the Seller or the Purchaser, the parties shall execute and deliver any further instruments or documents and take all such further action as may be reasonably necessary in order to evidence or
otherwise   facilitate  the  consummation  of  the   transactions
contemplated hereby.

                            ARTICLE V

                      CONDITIONS TO CLOSING

     5.01.   Conditions to the Obligations of  the  Seller.   The
Seller's obligation to sell the Shares shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

          (a)   Compliance  with this Agreement.   The  Purchaser
shall have performed and complied with all agreements and conditions contained herein that are required to be performed or complied with on or prior to the Closing Date.

          (b) Payment of Purchase Price. The Purchaser shall have delivered to the Seller the Purchase Price in accordance with Article I hereof.

     5.02.    Conditions   to  Obligation  of   Purchaser.    The
obligation of the Purchaser to purchase the Shares shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

          (a) Compliance with this Agreement. The Seller shall have performed and complied with all agreements, covenants and conditions contained herein that are required to be performed or complied with on or prior to the Closing Date.

          (b) Consents; Permits. The Seller shall have received all consents, permits, approvals and other authorizations that may be required from, and made all such filings and declarations that may be required with, any person pursuant to any state securities laws, in connection with the transactions contemplated by this Agreement.

     5.03. Reconstitution of Board. At Closing, the existing officers and directors of USA Dealers Auction.com shall resign, and new board members and officers designated by Purchaser shall be appointed.

                           ARTICLE VI

                  TERMINATION PRIOR TO CLOSING

     6.01. Termination. This Agreement may be terminated at any time prior to the Closing:

          (a) By the mutual written consent of the Seller and the Purchaser; or

          (b) By either the Seller or the Purchaser by written notice, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in default or in breach of this Agreement), if there shall have been a breach by the other party of any of its representations, warranties, covenants or agreements contained herein, which breach results in a failure to satisfy a condition to the terminating party's obligation to consummate the transactions provided herein.

     6.02. Effect on Obligations. Termination of this Agreement pursuant to this Article VI shall terminate all obligations of the parties hereunder, except for their obligations under Section
7.01 hereof; provided, however, that termination pursuant to clause (b) of Section 6.01 hereof shall not relieve the defaulting or breaching party from any liability to the other party hereto.

                           ARTICLE VII

                          MISCELLANEOUS

     7.01. Expenses. Except as otherwise provided herein, the Purchaser shall pay all costs and expenses incurred by or on behalf of the Purchaser, and the Seller shall pay all costs and expenses incurred by or on behalf of the Seller, in connection with the negotiation of this Agreement and the performance of the transactions contemplated hereby, including, without limiting the generality of the foregoing, fees and expenses of its and their financial consultants, accountants and legal counsel.

     7.02. Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and shall be given (and will be deemed to have been duly given upon receipt) by delivery in person, by electronic facsimile transmission, cable, telegram, telex or other standard forms of written telecommunications, by overnight courier or by registered or certified mail, postage prepaid, as follows:

     If to the Seller, to:
          USA Dealers Auction.com
          1650 Grand Ave.
          San Marcos, CA, 92069
          Attention: Ali Tamasabi

     If to the Purchaser, to:

          Ashford Capital LLC
          1301 Dove Street, Suite 800
          Newport Beach, California 92660
          Facsimile:  (949) 757-1056

or at such other address for a party as shall be specified by like notice.

     7.03. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     7.04.   Entire  Agreement.  This Agreement  constitutes  the
sole and entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements, discussions, representations, warranties or other communications.

     7.05. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.06. Amendments. This Agreement may not be amended or modified without the written consent of the Seller and the Purchaser, nor shall any waiver be effective against any party unless in a writing executed on behalf of such party.

     7.07. Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

     7.08. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

     7.09. Successors and Assigns. This Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, executors, beneficiaries and permitted assigns of the parties hereto.

     7.10. Confidentiality. Each party hereto agrees that, except with the prior permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any information or knowledge relating to (a) any provisions of this Agreement, (b) any discussions or negotiations relating to this Agreement and (c) the identity of the parties to this Agreement, except as required by law or any regulatory agencies. The parties hereto further agree that there shall be no press release or other public statement issued by either party relating to this Agreement or the transactions contemplated hereby, unless the parties otherwise agree in writing.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Stock Purchase Agreement to be executed and delivered by the undersigned as of the day and year first above written.

SELLER:                                   PURCHASER:

USA Dealers Auction.com                   Ashford Capital LLC



By: ___________________________           By:_________________________
         Al Tamasabi                              Walter Wright

Exhibit 2 - Merger Agreement and Plan of Reorganization

           MERGER AGREEMENT AND PLAN OF REORGANIZATION



                  Dated as of November 27, 2001

                         by and between




                  USA Dealers Auction.com, Inc.


                               and


                  Brands Shopping Network, Inc.


                        TABLE OF CONTENTS


                                                                  Page

ARTICLE I                                                          1
THE MERGER                                                         1
 SECTION 1.1 The Merger.                                           1
 SECTION 1.2 Effective Time of the Merger.                         1
 SECTION 1.3 Name Change.                                          1
 SECTION 1.4 Articles of Incorporation; Bylaws.                    1
 SECTION 1.5 Directors and Officers.                               2
ARTICLE II                                                         2
CONVERSION AND PURCHASE OF SHARES                                  2
 SECTION 2.1 Conversion of Brands Shares In the Merger.            2
 SECTION 2.2 Exchange of Certificates.                             2
 SECTION 2.3 Cancellation of Options and Warrants.                 2
 SECTION 2.4 No Fractional Securities.                             2
 SECTION 2.5 Dissenting Shares.                                    2
 SECTION 2.6 No Further Ownership Rights in Brands Capital Stock.  3
 SECTION 2.7 Dissenting Shares After Payment of Fair Value.        3
 SECTION 2.8 Tax and Accounting Consequences.                      3
 SECTION 2.9 Closing.                                              3
ARTICLE III 4
REPRESENTATIONS AND WARRANTIES OF BRANDS                           4
 SECTION 3.1 Organization and Qualification.                       4
 SECTION 3.2 Capitalization.                                       5
 SECTION 3.3 Authority; Non-Contravention; Approvals.              5
 SECTION 3.4 Reports and Financial Statements.                     6
 SECTION 3.5 Absence of Undisclosed Liabilities.                   6
 SECTION 3.6 Absence of Certain Changes or Events.                 6
 SECTION 3.7 Litigation.                                           6
 SECTION 3.8 No Violation of Law.                                  6
 SECTION 3.9 Material Agreements, Contracts and Commitments.       7
 SECTION 3.10 Tax Matters.                                         8
 SECTION 3.11 Employee Benefit Plan; ERISA.                        9
 SECTION 3.12 Investment Company Act.                              9
 SECTION 3.13 Labor Controversies.                                 9
 SECTION 3.14 Interested Party Transactions.                       10
 SECTION 3.15 Insurance.                                           10
 SECTION 3.16 Representations Complete.                            10
ARTICLE IV                                                         10
REPRESENTATIONS AND WARRANTIES OF USA DEALERS                      10
 SECTION 4.1 Organization and Qualification.                       10
 SECTION 4.2 Capitalization.                                       11
 SECTION 4.3 Authority; Non-Contravention; Approvals.              12
 SECTION 4.4 Reports and Financial Statements.                     12
 SECTION 4.5 Absence of Undisclosed Liabilities.                   12
 SECTION 4.6 Absence of Certain Changes or Events.                 13
 SECTION 4.7 Litigation.                                           13
 SECTION 4.8 No Violation of Law.                                  13
 SECTION 4.9 Material Agreements, Contracts and Commitments.       13
 SECTION 4.10 Tax Matters.                                         14
 SECTION 4.11 Employee Benefit Plan; ERISA.                        15
 SECTION 4.12 Investment Company Act.                              15
 SECTION 4.13 Labor Controversies.                                 16
 SECTION 4.14 Environmental Matters.                               16
 SECTION 4.15 Insurance.                                           16
 SECTION 4.16 Representations Complete.                            17
ARTICLE V                                                          17
CONDUCT PRIOR TO THE EFFECTIVE TIME                                17
 SECTION 5.1Conduct of Business of USA Dealers and Brands.         17
ARTICLE VI                                                         17
ADDITIONAL AGREEMENTS                                              17
 SECTION 6.1 Access to Information.                                17
 SECTION 6.2 Brands and the Brands Principal Stockholders'         18
 Approval.                                                         18
 SECTION 6.3 USA Dealers' Shareholders' Approval.                  18
 SECTION 6.4 Expenses.                                             19
 SECTION 6.5 Agreement to Cooperate.                               19
 SECTION 6.6 Public Statements.                                    19
 SECTION 6.7 Indemnification.                                      19
ARTICLE VII                                                        20
CONDITIONS                                                         20
 SECTION 7.1 Conditions to Each Party's Obligation to Effect
 the Merger.                                                       20
 SECTION 7.2 Conditions to Obligation of USA Dealers to Effect
 the Merger.                                                       20
 SECTION 7.3 Conditions to Obligation of Brands to Effect the
 Merger.                                                           21
ARTICLE VIII                                                       21
POST-CLOSING AGREEMENTS                                            21
 SECTION 8.1 Post Closing Agreements.                              21
ARTICLE IX                                                         21
TERMINATION, AMENDMENT AND WAIVER                                  21
 SECTION 9.1 Termination.                                          21
 SECTION 9.2 Effect of Termination.                                22
 SECTION 9.3 Amendment.                                            22
 SECTION 9.4 Waiver.                                               22
ARTICLE X                                                          22
GENERAL PROVISIONS                                                 22
 SECTION 10.1 Survival of Representations and Warranties.          22
 SECTION 10.2 Brokers.                                             22
 SECTION 10.3 Notices.                                             23
 SECTION 10.4 Interpretation.                                      23
 SECTION 10.5 Miscellaneous.                                       23
 SECTION 10.6 Counterparts.                                        23
 SECTION 10.7 Parties in Interest.                                 24
 SECTION 10.8 Governing Law.                                       24
 SECTION 10.9 Entire Agreement.                                    24
 SECTION 10.10 Severability.                                       24


EXHIBITS

A     Form of Merger Agreement
B     Form of Consulting Agreement
C     Form of Warrant

     MERGER AGREEMENT AND PLAN OF REORGANIZATION


     MERGER AGREEMENT AND PLAN OF REORGANIZATION, dated as of November 27, 2001 (the "Agreement") is entered into by and among Brands Shopping Network, Inc., a Nevada corporation ("Brands") and the stockholders of Brands set forth on the signature pages hereof (the "Brands Principal Stockholders") on the one hand, and USA Dealers Auction.com, Inc., a Nevada corporation ("USA Dealers") on the other hand.


     R E C I T A L S

     WHEREAS, the Boards of Directors of Brands and USA Dealers have approved the merger of Brands with and into USA Dealers pursuant to this Agreement (the "Merger") and the transactions contemplated hereby upon the terms and subject to the conditions set forth herein; and

     WHEREAS, it is intended that Brands and USA Dealers and their respective stockholders will recognize no gain or loss for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations there under as a result of the consummation of the Merger;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                            ARTICLE I
                           THE MERGER

     SECTION 1.1     The Merger.

     Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of Nevada law, Brands shall be merged with and into USA Dealers and the separate existence of Brands shall thereupon cease. USA Dealers shall be the surviving corporation in the Merger (after the Merger, referred to as the "Surviving Corporation").

     SECTION 1.2     Effective Time of the Merger.

     Unless  this  Agreement  is earlier terminated  pursuant  to
Section 8.1, the Merger shall become effective at such time (the "Effective Time") as the Merger Agreement, in the form set forth as Exhibit A-1 hereto, is filed with the Secretary of State of the State of Nevada (the "Merger Filing"); such filing shall be made simultaneously with or as soon as practicable after the closing of the transactions contemplated by this Agreement in accordance with Section 2.10.

     SECTION 1.3     Name Change.

     Immediately following the Effective Time, USA Dealers shall amend its Articles of Incorporation to change its name to "Brands
Holdings, Inc.".

     SECTION 1.4     Articles of Incorporation; Bylaws.

     (a) At the Effective Time, the Articles of Incorporation of USA Dealers shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Articles of Incorporation.

     (b) The Bylaws of USA Dealers, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving
Corporation until thereafter amended.

     SECTION 1.5     Directors and Officers.

     The directors of USA Dealers after the Merger shall be Art Richardson, Ian Valentine, and Mark Doumani, each to hold the office of director of USA Dealers in accordance with the provisions of the applicable laws of the State of Nevada and the Articles of Incorporation and Bylaws of the Surviving Corporation until their successors are duly qualified and elected. The officers of USA Dealers immediately after the Effective Time shall be Art Richardson, Chief Executive Officer and President, Mark Noffke, Chief Financial Officer and Treasurer, and Karen Dillon, Secretary, each to hold office in accordance with the provisions of its Bylaws.

                           ARTICLE II
                CONVERSION AND PURCHASE OF SHARES

     SECTION 2.1     Conversion of Brands Shares In the Merger.

     At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of
Brands each issued and outstanding share of Common Stock of Brands ("Brands Common Stock"), shall, subject to Section 2.3 hereof, be converted into the right to receive, and become exchangeable for, one share of common stock of USA Dealers ("USA Dealers Common Stock").

     SECTION 2.2     Exchange of Certificates.

     (a) From and after the Effective Time, each holder of an outstanding certificate which immediately prior to the Effective Time represented shares of Brands Common Stock shall be entitled to receive in exchange therefore, upon surrender thereof to USA Dealers or to an exchange agent selected by USA Dealers (the "Exchange Agent"), a certificate or certificates theretofore representing the number of whole shares of USA Dealers Common Stock to which such holder is entitled pursuant to Section 2.1.

       (b)   Promptly after the Effective Time, USA Dealers shall
make   available   to   the  Exchange  Agent   the   certificates
representing shares of USA Dealers Common Stock required to effect the exchange referred to in Section 2.2(a).

     SECTION 2.3     Cancellation of Options and Warrants.

     At the Effective Time, each option, warrant or other right to acquire or purchase shares of Brands Common Stock (the "Options") granted by Brands shall automatically, and without any action required by the holders thereof, be cancelled and terminated.

     SECTION 2.4     No Fractional Securities.

     Notwithstanding any other provision of this Agreement, no certificates or scrip for fractional shares of USA Dealers Common Stock shall be issued in the Merger and no USA Dealers Common
Stock dividend, stock split or interest shall relate to any fractional security. In lieu of any such fractional shares, each holder of Brands Common Stock who would otherwise have been entitled to receive a fraction of a share of USA Dealers Common Stock upon surrender of Brands Common Stock certificates for exchange pursuant to this Article II shall be entitled to receive from USA Dealers a stock certificate representing the next highest whole number of shares.

     SECTION 2.5     Dissenting Shares.

     (a) Notwithstanding any provision of this Agreement to the contrary, any shares of Brands Common Stock issued and outstanding immediately prior to the Effective Time that are held by a shareholder who has exercised and perfected dissenters rights for such shares in accordance with Section 300 et seq. of Chapter 92A of the Nevada Revised Statutes and who, as of the Effective Time, has not effectively withdrawn or lost such dissenters rights ("Dissenting Shares"), shall not be converted into or represent a right to receive USA Dealers Common Stock pursuant to Section 2.1, but the holder thereof shall only be entitled to such rights as are granted by Nevada law.

     (b) Notwithstanding any provision of this Agreement to the contrary, any shares of USA Dealers Common Stock issued and outstanding immediately prior to the Effective Time that are held by a shareholder who has exercised and perfected dissenters rights for such shares in accordance with Section 300 et seq. of Chapter 92A of the Nevada Revised Statutes and who, as of the Effective Time, has not effectively withdrawn or lost such dissenters rights ("Dissenting Shares"), shall be converted into such rights as are granted by Nevada law.

     (c)   Notwithstanding the provisions of  subsection  (a)  or
(b), if any holder of Dissenting Shares shall effectively withdraw or lose (through failure to perfect or otherwise) his or her appraisal rights, then, as of the later of the Effective Time and the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive the shares of USA Dealers Common Stock to which such shareholder would otherwise be entitled under Section 2.1 upon surrender of the certificate representing such shares.

     (d) Brands shall give USA Dealers (i) prompt notice of any written demand for appraisal received by Brands pursuant to the applicable provisions of Nevada law and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands. USA Dealers shall not, except with the prior written consent of Brands, voluntarily make any payment with respect to any such demands or offer to settle or settle any such demands.

     SECTION 2.6  No Further Ownership Rights in Brands Capital
     Stock.

     All shares of USA Dealers Common Stock issued upon the surrender for exchange of shares of Brands Common Stock in accordance with the terms hereof shall be deemed to be in full satisfaction of all rights pertaining to such shares of Brands Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Brands Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates representing Brands Common Stock are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article II.

     SECTION 2.7     Dissenting Shares After Payment of Fair
Value.

     Dissenting Shares, if any, after payments of fair value in respect thereto have been made to dissenting shareholders of either Brands or USA Dealers, as the case may be, pursuant to Nevada Law, shall be canceled.

     SECTION 2.8     Tax and Accounting Consequences.

     It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. Each party has consulted with its own tax advisors and accountants with respect to the tax and accounting consequences, respectively, of the Merger.

     SECTION 2.9     Closing.

     (a) Time and Place. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Jeffers, Shaff & Falk, LLP, on the business day immediately after the last of the conditions set forth in Article VII hereof is fulfilled or waived, or at such other time and place as Brands and USA Dealers shall agree (the date on which the Closing occurs being the "Closing Date").

     (b)   Deliveries by USA Dealers to Brands.  On  the  Closing
Date, USA Dealers will deliver to Brands the following:

         (i) a certificate from the Nevada Secretary of State as to the good standing of USA Dealers, as of a date within five
(5) days of the Closing Date;

         (ii) copies of the resolutions or consents of the Board of Directors of USA Dealers approving the Merger and the other agreements and transactions contemplated hereby, certified by the corporate secretary or assistant corporate secretary of USA Dealers, and certified copies of the resolutions or consents, in form and substance reasonably satisfactory to Brands, certified by the corporate secretary or assistant corporate secretary of USA Dealers, constituting shareholder approval of the Merger and all other agreements and transactions contemplated hereby by a majority of the shareholders of USA Dealers;

         (iii)   the officers' certificate referred to in Section
    7.3(a) hereof;

         (iv) a certificate of the corporate secretary or an assistant corporate secretary of USA Dealers certifying the name, title and true signature of each officer of USA Dealers executing any of the other documents and certificates to be delivered pursuant to or in connection with this Agreement, as applicable; and

         (v)   such  other  documents  as  are  required  to   be
delivered prior to or on the Closing Date pursuant to this Agreement or as may reasonably be requested by Brands.

     (c)   Deliveries by Brands to USA Dealers.  On  the  Closing
Date, Brands will deliver to USA Dealers the following:

         (i)   a  certificate from the Nevada Secretary of  State
as  to the good standing of Brands, as of a date within five  (5)
days of the Closing Date;

         (ii) copies of the resolutions or consents of the Board of Directors of Brands approving the Merger and the other agreements and transactions contemplated hereby, certified by the corporate secretary or assistant corporate secretary of Brands, and certified copies of the resolutions or consents, in form and substance reasonably satisfactory to USA Dealers, certified by the corporate secretary or assistant corporate secretary of Brands, constituting shareholder approval of the Merger and all other agreements and transactions contemplated hereby by a majority of the shareholders of Brands;

         (iii)   the officers' certificate referred to in Section
    7.2(a) hereof;

         (iv) a certificate of the corporate secretary or an assistant corporate secretary of Brands certifying the name, title and true signature of each officer of Brands executing any of the Agreements and the other documents and certificates to be delivered pursuant to or in connection with this Agreement;

         (v)  the executed Consulting Agreement

         (vi) all Approvals from third parties as are required for Brands to consummate the Merger and the other transactions contemplated by the Agreements hereto; and

         (vii) such other documents as are required to be delivered prior to or on the Closing Date pursuant to this Agreement or as may be reasonably requested by USA Dealers.

                           ARTICLE III
            REPRESENTATIONS AND WARRANTIES OF BRANDS

     Brands represents and warrants to USA Dealers that on the date hereof and at the Effective Time as follows:

     SECTION 3.1     Organization and Qualification.

     Brands is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Brands is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. True, accurate and complete copies of Brands' Articles of Incorporation and Bylaws, in each case as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to USA Dealers.

     SECTION 3.2     Capitalization.

     (a) The authorized capital stock of Brands consists of 25,000,000 shares of Brands Common Stock, $0.001 par value per share and 5,000,000 shares of preferred stock, $0.001 par value per share. As of the date hereof, there were 17,435,000 shares of Brands Common Stock issued and outstanding as set forth on
Schedule 3.2(a) hereto and no shares of preferred stock issued and outstanding. All of the issued and outstanding shares of Brands Common Stock are validly issued, fully paid, non-assessable and free of preemptive rights.

     (b) As of the date hereof, there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement obligating Brands or any subsidiary of Brands to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Brands or obligating Brands or any subsidiary of Brands to grant, extend or enter into any such agreement of commitment, except for this Agreement. There are no outstanding or authorized stock appreciation, phantom stock, stock participation, or other similar rights with respect to Brands. There are no voting trusts, proxies or other agreements or understandings to which Brands or any subsidiary of Brands is a party or is bound with respect to the voting of any shares of capital stock of Brands, except as set forth on Schedule 3.2(c) hereto.

     SECTION 3.3     Authority; Non-Contravention; Approvals.

     (a) Brands has full corporate power and authority to enter into this Agreement and, subject to Brands' stockholders' approval, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation by Brands of the transactions contemplated hereby, have been duly authorized by Brands' Board of Directors and no other corporate proceedings on the part of Brands are necessary to authorize the execution and delivery of this Agreement and the consummation by Brands of the transactions contemplated hereby, except for Brands' Stockholders' Approval. This Agreement has been duly and validly executed and delivered by Brands and, assuming the due authorization, execution and delivery hereof by USA Dealers constitutes a valid and binding agreement of Brands, enforceable against Brands, in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (b) general equitable principles.

     (b) The execution and delivery of this Agreement by Brands does not, and the consummation by Brands of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Brands or any of its subsidiaries under any of the terms, conditions or provisions of (i) the respective charters or bylaws of Brands or any of its subsidiaries, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to Brands or any of its subsidiaries or any of their respective properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument obligation or agreement of any kind to which
Brands  or  any of its subsidiaries is now a party  or  by  which
Brands or any of its subsidiaries or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, security interests, charges or encumbrances that would not in the aggregate, have a material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of Brands and its subsidiaries, taken as a whole.

     (c) No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Brands or the consummation by Brands of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, in the aggregate, have a material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of Brands and its subsidiaries, taken as a whole.

     SECTION 3.4     Reports and Financial Statements.

     Brands shall deliver to USA Dealers copies of its financial statements for the October 31, 2001 (the "Brands Financial Statements"). The Brands Financial Statements shall have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and shall fairly present the financial position of Brands and its subsidiaries as of the dates thereof and the results of the operations and changes in financial position for the periods then ended, subject, to normal year-end adjustments and any other adjustments described therein.

     SECTION 3.5     Absence of Undisclosed Liabilities.

     Except as expressly disclosed and described in the Brands Financial Statements, Brands does not have at October 31, 2001, nor has it incurred since that date, any liabilities, indebtedness, expense, claim deficiency, guarantee or obligations of any type (whether absolute, accrued, contingent, matured, unmatured or otherwise) of any nature, except liabilities, obligations or contingencies which were incurred in the ordinary course of business and as found on Exhibit 1 Liabilities.

     SECTION 3.6     Absence of Certain Changes or Events.

     From October 31, 2001 through the date hereof, there has not been any material adverse change in the business, operations, properties, assets, liabilities, condition (financial or other), results of operations or prospects of Brands and its subsidiaries, taken as a whole.

     SECTION 3.7     Litigation.

     There are no claims, suits, actions or proceedings pending or, to the knowledge of Brands, threatened against, relating to or affecting Brands or any of its subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator, except as disclosed on Schedule 3.7 hereto. Neither Brands nor any of its subsidiaries is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or would have any material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of Brands and its subsidiaries.

     SECTION 3.8     No Violation of Law.

     Neither Brands nor any of its subsidiaries is in violation of, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance, or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any governmental or regulatory body or authority, except for violations which, in the aggregate, do not have a material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of Brands and its subsidiaries, taken as a whole. As of the date of this Agreement, to the knowledge of Brands, no investigation or review by any governmental or regulatory body or authority is pending or threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same.
     SECTION 3.9     Material Agreements, Contracts and
Commitments.

     (a)   Except  for the agreements set forth on Schedule  3.9,
neither Brands nor any of its subsidiaries is a party to  nor  is it bound by:

         (i) any employment or consulting agreement, contract or commitment with an employee or individual consultant or salesperson or consulting or sales agreement, contract or commitment with a firm or other organization;
         (ii) any agreement or plan, including, without limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

         (iii)  any fidelity or surety bond or completion bond;

         (iv) any lease of personal property with fixed annual rental payments in excess of $10,000;

         (v) any agreement, contract or commitment containing any covenant limiting the freedom of Brands or any of its subsidiaries to engage in any line of business or to compete with any person;

         (vi) any agreement, contract or commitment relating to capital expenditures and involving future payments in excess of $10,000 either individually or in the aggregate;

         (vii) any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of Brands' business;

           (viii)   any  mortgages, indentures, loans  or  credit
agreements,   security   agreements  or   other   agreements   or
instruments relating to the borrowing of money or extension of credit;

           (ix) any purchase order or contract for the purchase of materials involving in excess of $10,000 either individually or in the aggregate;

          (x)  any construction contracts;

           (xi) any dealer, distribution, joint marketing or development agreement;

           (xii) any sales representative, original equipment manufacturer, value added, remarketer or other agreement for distribution of Brands' products or services; or

           (xiii) any other agreement, contract or commitment that involves $1,000 or more or is not cancelable without penalty within thirty (30) days.

     (b) Each of Brands and its subsidiaries is in compliance with and has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract, covenant, instrument, lease, license or commitment to which each of Brands and its subsidiaries is a party or by which it is bound (collectively, a "Contract"), nor is Brands or the Brands Principal Stockholders aware of any event that would constitute such a breach, violation or default with the lapse of time, giving of notice or both. Each Contract is in full force and effect and is not subject to any default there under by any party obligated to Brands or its subsidiaries pursuant thereto. Brands and its subsidiaries have obtained, or will obtain prior to the Closing Date, all necessary consents, waivers and approvals of parties to any Contract as are required there under in connection with the Merger or for such Contracts to remain in effect without modification after the Closing. Following the Effective Time, Brands and its subsidiaries will be permitted to exercise all of its rights under the Contracts without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which Brands or its subsidiaries would otherwise be required to pay had the transactions contemplated by this Agreement not occurred.

     SECTION 3.10     Tax Matters.

     (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or, collectively, "Taxes," means (i) any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of any express or implied obligation to indemnify any other person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

     (b)  Tax Returns and Audits.

            (i) As of the Effective Time, Brands and its subsidiaries will have prepared and timely filed all required federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to any and all Taxes concerning or attributable to Brands or its operations and such Returns are true and correct and have been completed in accordance with applicable law.

           (ii) As of the Effective Time, Brands and its subsidiaries (A) will have paid all Taxes it is required to pay and will have withheld with respect to its employees all federal and state income taxes, Federal Insurance Contribution Act ("FICA"), Federal Unemployment Tax Act ("FUTA") and other Taxes required to be withheld, and (B) will have accrued on the Brands Financial Statements all Taxes attributable to the periods covered by the Brands Financial Statements and will not have incurred any liability for Taxes for the period prior to the Effective Time other than in the ordinary course of business.

           (iii) Neither Brands nor any of its subsidiaries has not been delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, assessed or proposed against Brands or any of its subsidiaries, nor has Brands or any of its subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

           (iv) No audit or other examination of any Return of Brands or any of its subsidiaries is presently in progress, nor has Brands or any of its subsidiaries been notified of any request for such an audit or other examination.

           (v)   No  adjustment relating to any Returns filed  by
Brands  or  its  subsidiaries  has  been  proposed  formally   or
informally by any Tax authority to Brands or its subsidiaries or any representative thereof.

           (vi) Neither Brands nor any of its subsidiaries have any liabilities for unpaid federal, state, local and foreign Taxes which have not been accrued or reserved against in accordance with GAAP on the Brands Financial Statements, whether asserted or unasserted, contingent or otherwise, and neither Brands nor any of its subsidiaries have incurred any liability for Taxes since the date of the Brands Financial Statements other than in the ordinary course of business.

           (vii) Brands and its subsidiaries have made available to USA Dealers or its legal counsel, copies of all foreign, federal and state income and all state sales and use Returns for Brands and its subsidiaries filed for all periods since its inception.

           (viii) There are (and immediately following the Effective Time there will be) no liens, pledges, charges, claims, restrictions on transfer, mortgages, security interests or other encumbrances of any sort (collectively, "Liens") on the assets of Brands or its subsidiaries relating to or attributable to Taxes other than Liens for Taxes not yet due and payable.

            (ix) Neither Brands nor the Brands Principal Stockholders have knowledge of any basis for the assertion of any claim relating or attributable to Taxes that, if adversely determined, would result in any Lien on the assets of Brands.

           (x) None of Brands' or its subsidiaries assets is treated as "tax-exempt use property," within the meaning of
Section 168(h) of the Code.

           (xi) As of the Effective Time, there will not be any contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of Brands or its subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible by Brands or its subsidiaries as an expense under applicable law.

           (xii) Neither Brands nor any of its subsidiaries have filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(4) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Brands or its subsidiaries.

          (xiii) Neither Brands nor any of its subsidiaries is a party to any tax sharing, indemnification or allocation agreement nor does Brands or any of its subsidiaries owe any amount under any such agreement.

     (c) Executive Compensation Tax. There is no contract, agreement, plan or arrangement to which Brands or any of its subsidiaries is a party, including but not limited to the provisions of this Agreement, covering any employee or former employee of Brands or any of its subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code.

     SECTION 3.11     Employee Benefit Plan; ERISA.

     At the date hereof, Brands and its subsidiaries do not maintain or contribute to any material domestic employee benefit plans, programs, arrangements or practices (such plans, programs, arrangements or practices of Brands and its subsidiaries being referred to as the "Brands Plans"), including employee benefit plans within the meaning set forth in Section 3(3) of the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other similar material arrangements for the provision of benefits (excluding any Multiemployer Plan within the meaning of Section 3(37) of ERISA or a "Multiple Employer Plan" within the meaning of Section 413(c) of the Code). Neither Brands nor its subsidiaries have any obligation to create any such plan.

     SECTION 3.12     Investment Company Act.

     Brands and each of its subsidiaries either (a) is not an "investment company", or a company "controlled" by, or an "affiliated company" with respect to, an "investment company", within the meaning of the Investment Company Act of 1940 (the "Investment Company Act") or (b) satisfies all conditions for an exemption from the Investment Company Act, and, accordingly, neither Brands nor any of its subsidiaries is required to be registered under the Investment Company Act.

     SECTION 3.13     Labor Controversies.

     There  are no significant controversies pending or,  to  the knowledge of Brands, threatened between Brands or its subsidiaries and their employees, to the knowledge of Brands, there are no material organizational efforts presently being made involving any of the presently unorganized employees of Brands and its subsidiaries, Brands and its subsidiaries have, to the knowledge of Brands, complied in all material respects with all laws relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, hours, and the payment of social security and similar taxes, and no person has, to the knowledge of Brands, asserted that Brands or any of its subsidiaries is liable in any material amount for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

     SECTION 3.14     Interested Party Transactions.

     Neither Brands nor any of its subsidiaries is a party to any oral or written (a) consulting or similar agreement with any present or former director, officer or employee or any entity controlled by any such person, (b) agreement with any executive officer or other key employee of Brands or any of its subsidiaries the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Brands or any of its subsidiaries of the nature contemplated by this Agreement, (c) agreement with respect to any executive officer or other key employee of Brands or any of its subsidiaries providing any term of employment or compensation guarantee or (d) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of the transactions contemplated by this Agreement.

     SECTION 3.15     Insurance.

     Schedule 3.15 lists all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of Brands or any of its subsidiaries. There is no claim by Brands or any of its subsidiaries pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid, and Brands and its subsidiaries are otherwise in compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). Brands and the Brands Principal Stockholders have no knowledge of any threatened termination of, or premium increase with respect to, any of such policies.

     SECTION 3.16     Representations Complete.

     None of the representations or warranties made by Brands or the Brands Principal Stockholders, nor any statement made in any Schedule or certificate furnished by Brands or the Brands Principal Stockholders pursuant to this Agreement or furnished in or in connection with documents mailed or delivered to the USA Dealers Shareholders for use in soliciting their consent to this Agreement and the Merger contains or will contain at the Effective Time any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                           ARTICLE IV
          REPRESENTATIONS AND WARRANTIES OF USA DEALERS

     USA Dealers represents and warrants to Brands as follows:

     SECTION 4.1     Organization and Qualification.

     USA Dealers is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. USA Dealers is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing will not, when taken together with all other such failures, have a material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of USA Dealers, taken as a whole. True, accurate and complete copies of USA Dealers' Articles of Incorporation and Bylaws, in each case as in effect on the date hereof, including all amendments thereto have heretofore been delivered to Brands.

     SECTION 4.2     Capitalization.

     (a) The authorized capital stock of USA Dealers consists of 50,000,000 shares of USA Dealers Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share. As of the date hereof and before giving effect to the reverse stock split provided for in Section 7.1(b), 15,786,600 shares of Common Stock and no shares of Preferred Stock were issued and outstanding. All of the issued and outstanding shares of USA Dealers Common Stock are validly issued, fully paid and non-assessable, and were issued in compliance with applicable federal and state securities laws.

     (b) Except as set forth in Schedule 4.2(b) hereof, as of the date hereof there are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating USA Dealers or any subsidiary of USA Dealers to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of USA Dealers or obligating USA Dealers to grant, extend or enter into any such agreement or commitment. Except as set forth in
Schedule 4.2(b) hereof, there are no voting trusts, proxies or other agreements or understandings to which USA Dealers is a party or is bound with respect to the voting of any shares of capital stock of USA Dealers. The shares of USA Dealers Common Stock issued to stockholders of Brands in the Merger will be at the Effective Time duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights.

     SECTION 4.3     Authority; Non-Contravention; Approvals.

     (a) USA Dealers has full corporate power and authority to enter into this Agreement and, subject to USA Dealers' stockholders' approval, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation by USA Dealers of the transactions contemplated hereby, have been duly authorized by USA Dealers' Board of Directors and no other corporate proceedings on the part of USA Dealers are necessary to authorize the execution and delivery of this Agreement and the consummation by USA Dealers of the transactions contemplated hereby, except for USA Dealers' stockholders' approval. This Agreement has been duly and validly executed and delivered by USA Dealers, and, assuming the due authorization, execution and delivery hereof by Brands, constitutes a valid and binding agreement of USA Dealers, enforceable against USA Dealers in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (b) general equitable principles.

     (b)   The  execution and delivery of this Agreement  by  USA
Dealers does not, and the consummation by USA Dealers of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of USA Dealers under any of the terms, conditions or provisions of (i) the charter or bylaws of USA Dealers, (ii) subject to the receipt of USA Dealers' stockholders' approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to USA Dealers or any of its properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which USA Dealers is now a party or by which USA Dealers or any of its properties or assets may be bound or affected, excluding from the foregoing clauses
(ii) and (iii) such violations, conflicts, breaches, defaults, terminations, accelerations or creation of liens, security interest, charges or encumbrances that would not, in the aggregate, have a material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospect of USA Dealers, taken as a whole.

     (c) No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by USA Dealers or the consummation by USA Dealers of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, in the aggregate, have a material adverse effect on the business, operations, properties assets, condition (financial or other), results of operations or prospects of USA Dealers, taken as a whole.

     SECTION 4.4     Reports and Financial Statements.

     USA Dealers has previously delivered to Brands copies of its financial statements (balance sheets and statement of income) for the three months and nine months ended September 30, 2001 (the "USA Dealers Financial Statements"). The USA Dealers Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of USA Dealers as of the dates thereof and the results of the operations and changes in financial position for the periods then ended, subject, to normal year-end adjustments and any other adjustments described therein.

     SECTION 4.5     Absence of Undisclosed Liabilities.

     Except as expressly disclosed and described in USA Dealers' Financial Statements and on Appendix A hereto, USA Dealers did not have at September 30, 2001, and has not incurred since that date, any liabilities, indebtedness, expense, claim deficiency, guarantee or obligations of any type (whether absolute, accrued, contingent, matured, unmatured or otherwise) of any nature, except liabilities, obligations or contingencies which are accrued or reserved against in the USA Dealers' Financial Statements or reflected in the notes thereto.

     SECTION 4.6     Absence of Certain Changes or Events.

     From September 30, 2001, through the date hereof, there has not been any material adverse change in the business, operations, properties, assets, liabilities, condition (financial or other), results of operations or prospects of USA Dealers, taken as a whole.

     SECTION 4.7     Litigation.

     There are no claims, suits, actions or proceedings pending or, to the knowledge of USA Dealers, threatened against, relating to or affecting USA Dealers, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator, except as disclosed on Schedule 4.7 hereto. USA Dealers is not subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or would have any material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of USA Dealers.

     SECTION 4.8     No Violation of Law.

     USA Dealers is not in violation of, or been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance, or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any governmental or regulatory body or authority, except for violations which, in the aggregate, do not have a material adverse effect on the business, operations, properties, assets, condition (financial or other), results of operations or prospects of USA Dealers, taken as a whole. As of the date of this Agreement, to the knowledge of USA Dealers, no investigation or review by any governmental or regulatory body or authority is pending or threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same.

     SECTION 4.9     Material Agreements, Contracts and Commitments.


     (a)  Except for the agreements set forth on Schedule 4.9 and on  Appendix A hereto, USA Dealers is not a party to  nor  is  it bound by:

           (i) any employment or consulting agreement, contract or commitment with an employee or individual consultant or salesperson or consulting or sales agreement, contract or commitment with a firm or other organization except for the remaining balance of $35,000 to Al Tamasebi under his current consulting agreement paid at $5,000 per month.

            (ii)   any  agreement  or  plan,  including,  without
limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

          (iii)  any fidelity or surety bond or completion bond;

           (iv) any lease of personal property with fixed annual rental payments in excess of $5,000;

           (v) any agreement, contract or commitment containing any covenant limiting the freedom of USA Dealers to engage in any line of business or to compete with any person;

          (vi) any agreement, contract or commitment relating to capital expenditures and involving future payments in excess of $5,000 either individually or in the aggregate;

           (vii) any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of USA
Dealers' business;

           (viii)   any  mortgages, indentures, loans  or  credit
agreements,   security   agreements  or   other   agreements   or
instruments relating to the borrowing of money or extension of credit;

           (ix) any purchase order or contract for the purchase of materials involving in excess of $5,000 either individually or in the aggregate;

          (x)  any construction contracts;

          (xi) any dealer, distribution, joint marketing or development agreement;

           (xii) any sales representative, original equipment manufacturer, value added, remarketer or other agreement for distribution of USA Dealers' products or services; or

           (xiii) any other agreement, contract or commitment that involves $1,000 or more or is not cancelable without penalty within thirty (30) days.

     (b) USA Dealers is in compliance with and has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract, covenant, instrument, lease, license or commitment to which USA Dealers is a party or by which it is bound (collectively, a "Contract"), nor is USA Dealers aware of any event that would constitute such a breach, violation or default with the lapse of time, giving of notice or both. Each Contract is in full force and effect and is not subject to any default there under by any party obligated to USA Dealers pursuant thereto. USA Dealers has obtained, or will obtain prior to the Closing Date, all necessary consents, waivers and approvals of parties to any Contract as are required there under in connection with the Merger or for such Contracts to remain in effect without modification after the Closing. Following the Effective Time, USA Dealers will be permitted to exercise all of its rights under the Contracts without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which USA Dealers would otherwise be required to pay had the transactions contemplated by this Agreement not occurred.

     SECTION 4.10     Tax Matters.

     (a)  Tax Returns and Audits.

           (i) As of the Effective Time, USA Dealers will have prepared and timely filed all required federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to any and all Taxes concerning or attributable to it or its operations and such Returns are true and correct and have been completed in accordance with applicable law.

           (ii) As of the Effective Time, USA Dealers (A) will have paid all Taxes it is required to pay and will have withheld with respect to its employees all federal and state income taxes, Federal Insurance Contribution Act ("FICA"), Federal Unemployment Tax Act ("FUTA") and other Taxes required to be withheld, and (B) will have accrued on the USA Dealers Financial Statements all Taxes attributable to the periods covered by the USA Dealers Financial Statements and will not have incurred any liability for Taxes for the period prior to the Effective Time other than in the ordinary course of business.

           (iii) USA Dealers has not been delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, assessed or proposed against USA Dealers, nor has USA Dealers or any of its subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

           (iv) No audit or other examination of any Return of USA Dealers is presently in progress, nor has USA Dealers been notified of any request for such an audit or other examination.

          (v)  No adjustment relating to any Returns filed by USA
Dealers has been proposed formally or informally by any Tax authority to USA Dealers or any representative thereof.

           (vi) USA Dealers has no liabilities for unpaid federal, state, local and foreign Taxes which have not been accrued or reserved against in accordance with GAAP on the USA Dealers Financial Statements, whether asserted or unasserted, contingent or otherwise, and USA Dealers has not incurred any liability for Taxes since the date of the USA Dealers Financial Statements other than in the ordinary course of business.

           (vii) USA Dealers has made available to Brands or its legal counsel, copies of all foreign, federal and state income and all state sales and use Returns for USA Dealers filed for all periods since its inception.

           (viii) There are (and immediately following the Effective Time there will be) no liens, pledges, charges, claims, restrictions on transfer, mortgages, security interests or other encumbrances of any sort (collectively, "Liens") on the assets of USA Dealers relating to or attributable to Taxes other than Liens for Taxes not yet due and payable.

          (ix) USA Dealers has no knowledge of any basis for the assertion of any claim relating or attributable to Taxes that, if adversely determined, would result in any Lien on the assets of USA Dealers.

           (x) None of USA Dealers' assets are treated as "tax-exempt use property," within the meaning of Section 168(h) of the Code.

           (xi) As of the Effective Time, there will not be any contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of USA Dealers that, individually or collectively, could give rise to the payment of any amount that would not be deductible by USA Dealers as an expense under applicable law.

           (xii) USA Dealers has not filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(4) of the Code apply to any disposition of a subsection
(f) asset (as defined in Section 341(f)(4) of the Code) owned by USA Dealers.

           (xiii) USA Dealers is not a party to any tax sharing, indemnification or allocation agreement, nor does USA Dealers owe any amount under any such agreement.

     (b) Executive Compensation Tax. There is no contract, agreement, plan or arrangement to which USA Dealers is a party, including but not limited to the provisions of this Agreement, covering any employee or former employee of USA Dealers that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code.

     SECTION 4.11     Employee Benefit Plan; ERISA.

     At the date hereof, USA Dealers does not maintain or contribute to any material domestic employee benefit plans, programs, arrangements or practices (such plans, programs, arrangements or practices of USA Dealers being referred to as the "USA Dealers Plans"), including employee benefit plans within the meaning set forth in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other similar material arrangements for the provision of benefits (excluding any Multiemployer Plan within the meaning of Section 3(37) of ERISA or a "Multiple Employer Plan" within the meaning of Section 413(c) of the Code). USA Dealers has no obligation to create any such plan.

     SECTION 4.12     Investment Company Act.

     USA Dealers either (a) is not an "investment company", or a company "controlled" by, or an "affiliated company" with respect to, an "investment company", within the meaning of the Investment Company Act of 1940 (the "Investment Company Act") or (b) satisfies all conditions for an exemption from the Investment Company Act, and, accordingly, USA Dealers is not required to be registered under the Investment Company Act.

     SECTION 4.13     Labor Controversies.

     There are no significant controversies pending or, to the knowledge of USA Dealers, threatened between USA Dealers and its employees, to the knowledge of USA Dealers, there are no material organizational efforts presently being made involving any of the presently unorganized employees of USA Dealers, USA Dealers has, to the knowledge of USA Dealers, complied in all material respects with all laws relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, hours, and the payment of social security and similar taxes, and no person has, to the knowledge of USA Dealers, asserted that USA Dealers is liable in any material amount for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

     SECTION 4.14     Environmental Matters.

     (a) Hazardous Material. USA Dealers has not: (i) operated any underground storage tanks at any property that USA Dealers has at any time owned, operated, occupied or leased; or (ii) illegally released any material amount of any substance that has been designated by any Governmental Entity or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, and urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws (a "Hazardous Material"), but excluding office and janitorial supplies properly and safely maintained. No Hazardous Materials are present as a result of the deliberate actions of USA Dealers, or to USA Dealers' knowledge, as a result of any actions of any other person or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that USA Dealers has at any time owned, operated, occupied or leased.

     (b) Hazardous Materials Activities. USA Dealers has not transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Effective Time. USA Dealers has not disposed of, transported, sold, or manufactured any product containing a Hazardous Material (any or all of the foregoing being collectively referred to as "Hazardous Materials Activities") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

     (c) Permits. USA Dealers currently holds all environmental approvals, permits, licenses, clearances and consents (the "Environmental Permits") necessary for the conduct of Hazardous Material Activities, respectively, and other businesses of USA Dealers as such activities and businesses are currently being conducted.

     (d) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or, to USA Dealers' knowledge, threatened concerning any Environmental Permit, Hazardous Material or any Hazardous Materials Activity of the Company. USA Dealers is not aware of any fact or circumstance that could involve USA Dealers in any environmental litigation or impose upon USA Dealers any environmental liability.

     SECTION 4.15     Insurance.

     Schedule 4.15 lists all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of USA Dealers.
There is no claim by USA Dealers pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid, and USA Dealers is otherwise in compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). USA Dealers has no knowledge of any threatened termination of, or premium increase with respect to, any of such policies.

     SECTION 4.16     Representations Complete.

     None of the representations or warranties made by USA Dealers, nor any statement made in any Schedule or certificate furnished by USA Dealers pursuant to this Agreement or furnished in or in connection with documents mailed or delivered to the Brands shareholders for use in soliciting their consent to this Agreement and the Merger contains or will contain at the Effective Time any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                            ARTICLE V
               CONDUCT PRIOR TO THE EFFECTIVE TIME

     SECTION 5.1     Conduct of Business of USA Dealers and
Brands.

     During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, each of USA Dealers and Brands agree (except to the extent that the other shall otherwise consent in writing), to carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay the debts and their respective Taxes when due, to pay or perform other obligations when due, and, to the extent consistent with such business, use its reasonable best efforts consistent with past practice and policies to preserve intact their respective present business organizations, keep available the services of their respective present officers and key employees and preserve their respective relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, all with the goal of preserving unimpaired their respective goodwill and ongoing businesses at the Effective Time. Each party shall promptly notify the other of any event or occurrence or emergency not in the ordinary course of business.

                           ARTICLE VI
                      ADDITIONAL AGREEMENTS

     SECTION 6.1     Access to Information.

     (a) Brands and its subsidiaries shall afford to USA Dealers and its accountants, counsel, financial advisors and other representatives (the "USA Dealers Representatives") full access during normal business hours throughout the period prior to the Effective Time to all of their respective properties, books, contracts, commitments and records (including, but not limited to, Tax Returns) provided that no investigation pursuant to this
Section 6.1(a) shall affect any representations or warranties made herein or the conditions to the obligations of the respective parties to consummate the Merger. USA Dealers and each of its subsidiaries shall hold and shall use their best efforts to cause the USA Dealers Representatives to hold, and USA Dealers shall hold in strict confidence all non-public documents and information furnished to USA Dealers and its subsidiaries or to USA Dealers Representatives, as the case may be, in connection with the transactions contemplated by this Agreement. In the event that this Agreement is terminated in accordance with its terms, each party shall promptly redeliver to the other all non-public written material provided pursuant to this Section 6.1 and shall not retain any copies, extracts or other reproductions in whole or in part of such written materials.

     (b) USA Dealers shall afford to Brands and its accountants, counsel, financial advisors and other representatives (the "Brands Representatives") full access during normal business hours throughout the period prior to the Effective Time to all of their respective properties, books, contracts, commitments and records (including, but not limited to, Tax Returns) provided that no investigation pursuant to this Section 6.1(b) shall affect any representations or warranties made herein or the conditions to the obligations of the respective parties to consummate the Merger. Brands shall hold and shall use its best efforts to cause the Brands Representatives to hold, and Brands and each of its subsidiaries shall hold in strict confidence all non-public documents and information furnished to Brands or any of its subsidiaries or to Brand Representatives, as the case may be, in connection with the transactions contemplated by this Agreement. In the event that this Agreement is terminated in accordance with its terms, each party shall promptly redeliver to the other all non-public written material provided pursuant to this Section 6.1(b) and shall not retain any copies, extracts or other reproductions in whole or in part of such written materials.

     SECTION 6.2     Brands and the Brands Principal
Stockholders' Approval.

     Both Brands and each of its subsidiaries shall promptly submit this Agreement and the transactions contemplated hereby for the approval of its stockholders at a meeting of stockholders or pursuant to written consent and, subject to the fiduciary duties of the Board of Directors of both Brands and each of its subsidiaries under applicable law, shall use its best efforts to obtain stockholder approval and adoption (the "Brands and
Subsidiary Stockholders' Approval") of this Agreement and the transactions contemplated hereby. Such meeting shall be held as soon as practicable following the date hereof, but not later than the Closing Date. Subject to the fiduciary duties of the Board of Directors of Brands and each of its subsidiaries under applicable law, Brands and each of its subsidiaries shall, through their respective Board of Directors, recommend to its stockholders approval of the transaction contemplated by this Agreement.

     SECTION 6.3     USA Dealers' Shareholders' Approval.

     USA  Dealers  shall promptly submit this Agreement  and  the transactions contemplated hereby for the approval of its shareholders at a meeting of shareholders or pursuant to written consent and, subject to the fiduciary duties of the Board of Directors of USA Dealers and its subsidiaries under applicable law, shall use its best efforts to obtain shareholder approval and adoption (the "USA Dealers Shareholders' Approval") of this Agreement and the transactions contemplated hereby. Such meeting shall be held as soon as practicable following the date hereof, but not later than the Closing Date. Subject to the fiduciary duties of the Board of Directors of USA Dealers and its subsidiaries under applicable law, USA Dealers shall, through its Board of Directors, recommend to its stockholders approval of the transaction contemplated by this Agreement.

     SECTION 6.4     Expenses.

     Except  as set forth herein, all costs and expenses incurred
in   connection   with  this  Agreement  and   the   transactions
contemplated hereby shall be paid by the party incurring such expenses.

     SECTION 6.5     Agreement to Cooperate.

     Subject to the terms and conditions herein provided, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals and to effect all necessary registrations, filings and submissions and to lift any injunction or other legal bar to the Merger (and, in such case, to proceed with the Merger as expeditiously as possible), subject, however, to the requisite votes of the stockholders of Brands and USA Dealers.

     SECTION 6.6     Public Statements.

     The parties shall consult with each other prior to issuing any press release or any written public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or written public statement prior to such consultation.

     SECTION 6.7     Indemnification.

     (a) By Brands. Brands agrees to indemnify and hold USA Dealers harmless with respect to any and all claims, losses, damages, obligations, liabilities and expenses, including without limitation reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, which USA Dealers or Brands may incur or suffer following the Closing by reason of any breach of any of the representations and warranties of Brands contained herein.

     (b) By USA Dealers. USA Dealers agrees to indemnify and hold Brands harmless with respect to any and all claims, losses, damages, obligations, liabilities and expenses, including without limitation reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, which USA Dealers or Brands may incur or suffer following the Closing by reason of any breach of any of the representations and warranties of USA Dealers contained herein.

                           ARTICLE VII
                           CONDITIONS

     SECTION 7.1     Conditions to Each Party's Obligation to
Effect the Merger.

     The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

     (a) This Agreement and the transactions contemplated hereby shall have been approved and adopted by the affirmative vote of USA Dealers' shareholders owning a majority of USA Dealers'
Common Stock entitled to vote on the Merger;

     (b) USA Dealers shall have taken all steps and filed all documents necessary to have effected prior to the Effective Time a reverse stock split of the outstanding USA Dealers Common Stock on an up to eighteen (18) to one (1) basis so that the existing shares equal eight and one half percent (8 1/2 %) of the total issued shares upon the consummation of the merger;

     (c) No preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the Merger shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted);

     (d) No action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or federal government or governmental agency in the United States which would prevent the consummation of the Merger; and

     (e) All governmental consents, orders and approvals legally required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and be in effect at the Effective Time, and all consents, orders and approvals legally required for the consummation of the Merger and the transactions contemplated hereby shall have become final orders.

     SECTION 7.2     Conditions to Obligation of USA Dealers to
                    Effect the Merger.

     Unless waived by USA Dealers, the obligation of USA Dealers to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

     (a) Brands shall have performed in all material respects its agreements contained in this Agreement required to be performed on or prior to the Closing Date and the representations and warranties of Brands contained in this Agreement shall be true and correct in all material respects on and as of (i) the date made and (ii) the Closing Date, and USA Dealers shall have received a certificate of the President and Secretary of Brands to that effect;

     (b) Brands has entered into a consulting agreement ("Consulting Agreement") with BET Capital Corporation that shall become effective at the Effective Time. The Consulting Agreement shall be for a period of two (2) years at a rate of Ten Thousand Dollars ($10,000) per month, payable in registered shares of USA Dealers Common Stock or the equivalent thereof;

      (c) Since the date hereof, (i) there shall have been no changes that constitute, and (ii) no event or events shall have occurred which have resulted in or constitute, a material adverse change in the business, operations, properties, assets, condition (financial or other), results of operations or prospects of Brands and its subsidiaries, taken as a whole (exclusive of changes or events resulting from regulatory, business or economic conditions of general applicability); and

     (d) All governmental consents, orders, and approvals legally required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and be in effect at the Closing Date.

     SECTION 7.3 Conditions to Obligation of Brands to Effect the Merger.

     Unless waived by Brands, the obligation of Brands to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the additional following conditions:

     (a) USA Dealers shall have performed in all material respects its agreements contained in this Agreement required to be performed on or prior to the Closing Date and the representations and warranties of USA Dealers contained in this Agreement shall be true and correct in all material respects on and as of (i) the date made and (ii) the Closing Date, and Brands shall have received a Certificate of the President and Chief Executive Officer or of a Vice President of USA Dealers to that effect;

     (b) Since the date hereof, (i) there shall have been no changes that constitute, and (ii) no event or events shall have occurred which have resulted in or constitute, a material adverse change in the business, operations, properties, assets, condition (financial or other), results of operations or prospects of USA Dealers, taken as a whole (exclusive of changes or events resulting from regulatory, business or economic conditions of general applicability); and

     (c) All governmental consents, orders, and approvals legally required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and be in effect at the Closing Date.

                          ARTICLE VIII
                     POST-CLOSING AGREEMENTS

     SECTION 8.1     Post Closing Agreements.

     Following the Effective Time, the parties agree as follows:

     (a) USA Dealers (i) agrees to arrange and pay for the filing of a registration statement covering the resale by certain shareholders of two million (2,000,000) shares, including shares owned by Ashford Capital or its assignee (ii) arrange and pay for the preparation of USA Dealers' 10-QSB for the quarter ended September 30, 2001 and the Form 8-K to be filed following the Merger, and (iii) pay to Steve Bonenberger the sum of Five Thousand Dollars ($5,000) as his consulting fee.

     (b) USA Dealers shall issue a warrant to BET Capital Corporation for the purchase of 1,000,000 of USA Dealers Common Stock at a price equal to a seventy-five percent (75%) discount from the average closing bid price of USA Dealers Common Stock for the thirty (30) trading days following the Effective Time (the "Warrant"). USA Dealers shall file a registration statement covering the resale by BET Capital Corporation of the shares underlying the Warrant. The form of warrant is attached as Exhibit C.

                           ARTICLE IX
                TERMINATION, AMENDMENT AND WAIVER

     SECTION 9.1     Termination.

     This  Agreement may be terminated at any time prior  to  the
Closing   Date,   whether  before  or  after  approval   by   the
stockholders of USA Dealers or Brands:

     (a)  by mutual consent of Brands and USA Dealers;

     (b) unilaterally by Brands if Brands is not in breach of any material agreement, covenants or representation contained in this Agreement and USA Dealers fails to perform or breaches any material agreement, covenant or representation in this Agreement, and does not cure the failure in all material respects within 30 business days after the terminating party delivers written notice of the alleged failure or if any condition to the obligations of that party is not satisfied (other than by reason of a breach by that party of its obligations hereunder), and it reasonably appears that the condition cannot be satisfied prior to January 15, 2002;

     (c) unilaterally by USA Dealers if USA Dealers is not in breach of any material agreement, covenants or representation contained in this Agreement and Brands fails to perform or breaches any material agreement, covenant or representation in this Agreement, and does not cure the failure in all material respects within 30 business days after the terminating party delivers written notice of the alleged failure or if any condition to the obligations of that party is not satisfied (other than by reason of a breach by that party of its obligations hereunder), and it reasonably appears that the condition cannot be satisfied prior to January 15, 2002;

     (d) by either party if any material adverse effect has occurred with respect to the other party; or

     (e) by either party if the Closing Date has not occurred by January 15, 2002; provided, however, that the right to terminate this Agreement under this Section 9.1(e) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement.

     SECTION 9.2     Effect of Termination.

     In the event of termination of this Agreement by either Brands or USA Dealers, as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no further obligation on the part of either USA Dealers, Brands, or their respective officers or directors. Nothing in this Section 9.2 shall relieve any party from liability for any breach of this Agreement.

     SECTION 9.3     Amendment.

     This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto and in compliance with applicable law.

     SECTION 9.4     Waiver.

     At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.

                            ARTICLE X
                       GENERAL PROVISIONS

     SECTION 10.1     Survival of Representations and Warranties.

     All representations and warranties in this Agreement shall survive the Merger for a period of one year.

     SECTION 10.2     Brokers.

     USA Dealers represents and warrants that no broker, finder or investment banker is entitled to any brokerage, finders' or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of USA Dealers. Brands represents and warrants that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Brands.

     SECTION 10.3     Notices.

     All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail (return receipt requested) or sent via facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a) If to Brands to:     110 Newport Center Drive
                                 Suite 200
                                 Newport Beach, CA 92660
                                 Attention: Mark Doumani

        with a copy to:          Jeffers Shaff & Falk, LLP
                                 18881  Von Karman Avenue, Suite
                                 1400
                                 Irvine, California 92612
                                 Attention: Barry D. Falk

        (b)  If  to USA Dealers  USA Dealers Auction.com, Inc.
        to:
                                 1650 Grand Ave.
                                 San Marcos, CA  92069
                                 Attention: Al Tamasebi

        with a copy to:          Harold P. Gewerter, Esq., LTD.
                                 101  Convention  Center  Drive,
                                 Suite 1225
                                 Las Vegas, NV  89109
                                 Attention: Patrick Deparini

     SECTION 10.4     Interpretation.

     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 10.5     Miscellaneous.

     This Agreement (including the documents and instruments referred to herein) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (b) shall not be assigned by operation of law or otherwise; and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California (without giving effect to the provisions thereof relating to conflicts of law).

     SECTION 10.6     Counterparts.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement

     SECTION 10.7     Parties in Interest.

     This Agreement shall be binding upon and inure solely to the benefit of each party hereto, nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     SECTION 10.8     Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court within Orange County, State of California, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

     SECTION 10.9     Entire Agreement.

     This Agreement, the Exhibits hereto and the documents and instruments and other agreements among the parties hereto referenced herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings both written and oral, among the parties with respect to the subject matter hereof.

     SECTION 10.10     Severability.

     In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     IN  WITNESS WHEREOF, Brands and USA Dealers have caused this
Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                  USA DEALERS AUCTION.COM, INC.



                                  By:___________________________

                                  Name:_________________________

                                  Title:________________________



                                  BRANDS SHOPPING NETWORK, INC.



                                  By:___________________________

                                  Name:_________________________

                                  Title:________________________




                                   BRANDS PRINCIPAL STOCKHOLDERS



                                   ______________________________




                                   ___________________________________



                                   ___________________________________



                                   ___________________________________

                            EXHIBIT A

                  FORM OF CONSULTING AGREEMENT
November 1, 2001

                      CONSULTING AGREEMENT

This Consulting Agreement (the "Consulting Agreement") made as of November 1, 2001 by and between BET Capital Corporation, a California corporation of 1301 Dove St. Suite 800, Newport Beach, CA 92660 ("Consultant") and Brands Shopping Network, a Nevada corporation (the "Company").

                           WITNESSETH

      WHEREAS, the Company requires and will continue to require consulting services relating to the operations of the business, and strategic planning & positioning; and

      WHEREAS, Consultant can provide the Company with advice  on
the  operations  of  the  business,  and  strategic  planning   &
positioning, and

      WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.   APPOINTMENT.

      The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.   TERM.

      The  term of this Consulting Agreement began as of December
15, 2001 and shall terminate on December 15, 2003, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

     3.   SERVICES.

      During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning strategic planning, matters in connection with the operation of the businesses of the Company, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

(a) Advice on implementation of short-term operating budgets to assist the Company in establishing an understanding of its current operational status, and methods to measure same;

(b) Advice on implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

(c)    Advice   to  the  Company  relative  to  the  recruitment,
employment, and development of key executives consistent with the operations of the Company;

(d)   Advice  on  the  evaluation, structuring,  negotiating  and
closing   of   joint  ventures,  strategic  alliances,   business
acquisitions.   Advice with regard to the ongoing management  and
operation of such acquisitions upon consummation thereof.

     4.   DUTIES OF THE COMPANY.

      The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services. Additionally, the Company shall also provide all information regarding lawsuits, claims, or other related issues.

     5.   COMPENSATION.

      The Company shall pay Consultant $10,000.00 per month. In the event the Consultant is required to spend more than 4 days in any month, the Company shall pay $2,500.00 per day per person above the base monthly fee. Said fees shall be considered earned and due on the first day of each month prior to delivery of services. The Consultant can with the prior written permission of the Company engage other third-party professionals to assist in their duties. Any costs for third-party Consultants will be the sole responsibility of the Company. Consultant in providing the foregoing services shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.   REPRESENTATION AND INDEMNIFICATION.

      The Company shall be deemed to have made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.   MISCELLANEOUS.

      Guarantee: Since all results can be affected by variables other than the advice of the Consultant, no specific outcomes, results, or guarantees are implied in this agreement.

      Termination:   After  24  months,  this  Agreement  may  be
terminated by either Party upon written notice to the other Party for any reason, which shall be effective ninety (90) business days from the date of such notice.

      Modification:   This Consulting Agreement  sets  forth  the
entire understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

      Notices:   Any  notice required or permitted  to  be  given
hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

      Waiver: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting
Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Severability: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      Disagreements: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to binding arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in Orange County, CA. California Law shall govern the interpretation and the enforcement of this Agreement as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's incurred reasonable attorney's fees (as determined by the arbiter(s)).



      IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

COMPANY

______________________________
Mr. Mark Doumani, Executive V.P
Brands Shopping Network, Inc.
5815 N. Black Canyon Hwy
Phoenix, AZ   85015
Phone (602) 589-8199

CONSULTANT

______________________________
Walter Wright, Director
BET Capital Corporation
1301 Dove Street  Suite 800
Newport Beach, CA  92660
(949) 757-4640
(949) 757-1056 fax

                            EXHIBIT B

                         FORM OF WARRANT
THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RNETHEALTH, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                         Right  to  Purchase XXXXXXXX  Shares  of
                         Common Stock of xxxxxx, Inc. (subject to adjustment as provided herein)

                  COMMON STOCK PURCHASE WARRANT

      -1                                       Issue Date: xxxxxx2001


     XXXXXX, INC., a corporation organized under the laws of the State of Nevada (the "Company"), hereby certifies that, for value received, XXXXXXXXXX, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company from and after xxxxxx, 2001 and at any time or from time to time before 5:00 p.m., California time, through xxxxx (xx) years after such date (the "Expiration Date"), up to xxxxxxxxx fully paid and nonassessable shares of Common Stock (as hereinafter defined), $xxxx par value per share, of the Company, at a price equal to a XXXXXXXpercent (xx%) discount from the average closing bid price of USA Dealers Common Stock for the thirty (30) trading days following the Effective Time (the "Warrant")(such purchase price per share provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" shall include XXXXXX, Inc. and any corporation which shall succeed or assume the obligations of XXXXXXX, Inc. hereunder.

     (b) The term "Common Stock" includes (a) the Company's Common Stock, $xxxx par value per share, as authorized on the date of the Subscription Agreement referred to in Section 9 hereof, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

     1.   Exercise of Warrant.

          1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection
1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

          1.2. Full Exercise. This Warrant may be exercised in full by the holder hereof by delivery of an original or fax copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such holder and surrender of the original Warrant within seven days of exercise, to the Company at its principal office or at the office of its Warrant agent (as provided hereinafter), accompanied by payment, in cash, wire transfer, or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (as hereinafter defined) then in effect.

          1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, the number of shares of Common Stock for which such Warrant may still be exercised.

          1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

               (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

               (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System or the NASDAQ SmallCap Market but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

               (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

               (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

          1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

          1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

     2. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 7 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable Securities Laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     3. Adjustment for Reorganization, Consolidation, Merger, etc.

          3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

          3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in New York, NY, as trustee for the holder or holders of the Warrants.

          3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

            3.4.   Share  Issuance.    Except  for  the  Excepted
Issuances as described in Section 11 of the Subscription Agreement, if the Company at any time shall issue any shares of Common Stock prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Purchase Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Company upon such issue of additional shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted Purchase Price. For purposes of this adjustment, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights.

     4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in
Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

     5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

     6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

     7. Assignment; Exchange of Warrant. Subject to compliance with applicable Securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable Securities Laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

     8.     Replacement  of  Warrant.  On  receipt  of   evidence
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     9. Non-Registration Event. If the Company is unable to issue Common Stock upon exercise of this Warrant that has been registered in the Registration Statement, then upon written demand made by the Holder, the Company will pay to the Holder of this Warrant, in lieu of delivering Common Stock, a sum equal to the closing price of the Company's Common Stock on the Principal Market or such other principal trading market for the Company's Common Stock on the trading date immediately preceding the date notice is given by the Holder, less the Purchase Price, for each share of Common Stock designated in such notice from the Holder.

     10. Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and
(ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this proviso is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than xxxx% of the outstanding shares of Common Stock of the Company on such date. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than xxxxx%. The restriction described in this paragraph may be revoked upon 75 days prior notice from the Holder to the Company. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the xxxxx% amount described above and which shall be allocated to the excess above xxxxx%.

     11. Warrant Agent. The Company may, by written notice to the each holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to
Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     13. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of California. Any dispute relating to this Warrant shall be adjudicated in the State of California. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                         XXXXXXX, INC.



                         By:_____________________________________




Witness:


______________________________

                            Exhibit A


                      FORM OF SUBSCRIPTION
           (To be signed only on exercise of Warrant)


TO:  XXXXXX, Inc.

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase
thereunder,                  shares of Common  Stock  of  XXXXXX,
Inc. and herewith makes payment of $                therefor, and
requests that the certificates for such shares be issued  in  the
name  of,  and delivered to                     whose address  is
________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:___________________

                              ___________________________________
                              (Signature must conform to name  of
                              holder as specified on the face  of
                              the Warrant)


                              _____________________________________
                              (Address)

                              Exhibit B


                  FORM OF TRANSFEROR ENDORSEMENT
            (To be signed only on transfer of Warrant)

          For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of XXXXXXX, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of XXXXXXX, Inc. with full power of substitution in the premises.


        Transferees   Percentage                  Number
                      Transferred                 Transferred










Dated:__  ___            _______________________________________
     (Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:


__________________________________   __________________________________
             (Name)                             (address)


                                    ____________________________________
                                                (address)

ACCEPTED AND AGREED:
[TRANSFEREE]
_________________________________
     (Name)



Exhibit 3 - Rights of Dissenting Owners

                    RIGHTS OF DISSENTING OWNERS

     NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
     (Added to NRS by 1995, 2086)

     NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
     (Added to NRS by 1995, 2087)

     NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
     (Added to NRS by 1995, 2087; A 1999, 1631)

     NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
     (Added to NRS by 1995, 2087)

     NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
     (Added to NRS by 1995, 2087)

     NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
     (Added to NRS by 1995, 2087)

     NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
     (Added to NRS by 1995, 2088)

     NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
     (Added to NRS by 1995, 2088)

     NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
     (Added to NRS by 1995, 2088)

     NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

     1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the domestic corporation is a party:

         (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

         (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

     (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

     (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

     (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

     (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

         (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

               (I) The surviving or acquiring entity; or

               (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

         (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
     (Added to NRS by 1995, 2088)

     NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

     (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

     (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
     (Added to NRS by 1995, 2089)

     NRS 92A.410 Notification of stockholders regarding right of dissent.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
     (Added to NRS by 1995, 2089; A 1997, 730)

     NRS 92A.420 Prerequisites to demand for payment for shares.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

     (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

     (b) Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
     (Added to NRS by 1995, 2089; 1999, 1631)

     NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

     (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

     (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

     (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

     (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

     (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
     (Added to NRS by 1995, 2089)

     NRS 92A.440 Demand for payment and deposit of certificates;
retention of rights of stockholder.

     1.  A stockholder to whom a dissenter's notice is sent must:

     (a) Demand payment;

     (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

     (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
     (Added to NRS by 1995, 2090; A 1997, 730)

     NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
     (Added to NRS by 1995, 2090)

     NRS 92A.460 Payment for shares: General requirements.

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

     (a) Of the county where the corporation's registered office is located; or

     (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2.  The payment must be accompanied by:

     (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

     (b) A statement of the subject corporation's estimate of the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

     (e) A copy of NRS 92A.300 to 92A.500, inclusive.
     (Added to NRS by 1995, 2090)

     NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
     (Added to NRS by 1995, 2091)

     NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
     (Added to NRS by 1995, 2091)

     NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

     (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

     (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
     (Added to NRS by 1995, 2091)

     NRS 92A.500 Legal proceeding to determine fair value:
Assessment of costs and fees.

     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

     (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against
whom  the  fees  and  expenses  are  assessed  acted   arbitrarily,
vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
     (Added to NRS by 1995, 2092)